Filed pursuant to Rule 497(e)
Registration Nos. 333-190432; 811-22875

THE 504 FUND
Ticker: XPNNX

April 30, 2015

Supplement to the SAI dated October 31, 2014, as amended and restated April 1, 2015

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) of The 504 Fund (the “Fund”).  It should be retained and read in conjunction with the SAI.

Effective April 30, 2015, Mark A. Elste has resigned as the Chief Executive Officer of 504 Fund Advisors, LLC (the “Adviser”), the Fund’s investment adviser.  Accordingly, all references in the SAI to Mr. Elste as the Chief Executive Officer of the Adviser are hereby deleted.  Jordan M. Blanchard has been named as the new Chief Executive Officer of the Adviser, and he will continue to serve as the Adviser’s Chief Operating Officer.

Please retain this SAI Supplement for future reference.

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